LEASE - Undiscounted cash flows of the Group's leases (Details) - Dec. 31, 2019 $ in Thousands, $ in Thousands	USD ($)	HKD ($)
Undiscounted cash flows of the leases to the present value of its operating lease payments
2020		$ 56,714
2021		46,968
2022		44,354
2023		40,346
Total undiscounted operating lease payments		188,382
Less: imputed interest		(15,916)
Present value of operating lease liabilities	$ 22,141	$ 172,466